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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 9, 2001
                                                -------------------------------

                           FRISCH'S_RESTAURANTS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

             1-7323                                   31-0523213
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    (Commission File Number)             (I.R.S. Employer Identification No.)

  2800 GILBERT AVENUE, CINCINNATI, OHIO                  45206
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(Address of principal executive offices)               (Zip Code)

 Registrant's telephone number, including area code       513-961-2660
                                                   --------------------------



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Item 5.  Other Events.

           See the attached press release.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FRISCH'S RESTAURANTS, INC.
                                              -------------------------
                                                     (registrant)


DATE   January 16, 2001


                                              BY /s/ DONALD H. WALKER
                                                ----------------------------
                                                     Donald H. Walker
                                                Vice President - Finance and
                                                Principal Financial Officer


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Company Contact:
             Donald H. Walker                              Bill Roberts, CTC
             Vice President and CFO                        (937) 434-2700
             Frisch's Restaurants, Inc.                    Ellen Geron, CTC
             (513) 559-5202                                (937) 434-2700

         Frisch's Restaurants, Inc. Secures Irrevocable Franchise Rights in its Core Big Boy Business Territory

FOR IMMEDIATE RELEASE

Cincinnati, OH--January 9, 2001--Frisch's Restaurants, Inc. (Amex:FRS), announced that it has reached an agreement with The Liggett Restaurant Enterprises LLC giving Frisch's exclusive, irrevocable ownership of certain rights to the Big Boy trademark, trade name and service mark in its core operating areas in Ohio, Kentucky and Indiana, and in parts of Tennessee. In exchange for these rights and the sum of $1,230,000, Frisch's sold Liggett Frisch's franchise rights in the states of Florida, Texas, Oklahoma and Kansas.

Craig Maier, President and CEO of Frisch's stated, "The bankruptcy of Elias Brothers (from whom Liggett acquired the rights to the Big Boy marks) gave us the unique opportunity to strengthen our rights in our core territories by eliminating the possible risk of loss of our Big Boy franchise rights in a bankruptcy proceeding."

Frisch's had investigated a possible purchase of the entire package of Elias assets when they were offered for sale in the bankruptcy. Maier said, "We concluded that it didn't make economic sense for Frisch's to purchase the whole package. Instead, in a win-win for Frisch's, we successfully negotiated a purchase of the Big Boy rights in our core territory from the Liggett group and at the same time a sale to Liggett of our excess territories."

Frisch's Restaurants, Inc. operates 86 family-style restaurants under the name of Frisch's Big Boy in Indiana, Kentucky and Ohio and licenses another 38 restaurants to other Big Boy operators. The Company also operates seven Golden Corral restaurants and intends to own and operate a total of 41 in the Cincinnati, Cleveland, Dayton, Louisville and Toledo markets. The Company will also operate (until it is sold) a high-rise hotel with banquet facilities and dining rooms in metropolitan Cincinnati. Frisch's has recorded positive net earnings for all 40 years the Company has been public and has paid 160 consecutive quarterly cash dividends.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.